UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2013

RICHFIELD OIL & GAS COMPANY
(Exact name of registrant as specified in its charter)

Nevada	000-54576	35-2407100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 W. South Temple, Suite 1050

Salt Lake City, UT 84101
(Address of principal executive offices)

(801) 519-8500
  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On January 18, 2013, Pinnacle Energy Services, L.L.C., an independent engineering firm, issued its Reserves and Engineering Evaluation relating to estimates of the proven and probable reserves of Richfield Oil & Gas Company (the “Report”). A copy of the Report is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

The list of exhibits in the Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHFIELD OIL & GAS COMPANY

By	/s/ Douglas C. Hewitt, Sr.
Douglas C. Hewitt, Sr.
Chief Executive Officer

Date	February 4, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Reserves and Engineering Evaluation of Pinnacle Energy Services, L.L.C., dated January 18, 2013.